SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use of the  Commission  Only  (as
       permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     BUYERSONLINE.COM, INC.
        (Name of Registrant as Specified in Its Charter)

                Commission File Number:  0-26917

                         Not Applicable
    (Name of Persons Filing Proxy Statement If Other Than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:_____________________________________
2)   Aggregate  number  of  securities  to  which   transaction
       applies:_____________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (Set forth the amount on which the filing fee is calculated and state how it was determined): __________________________
4)   Proposed maximum aggregate value of transaction:______________
5)   Total fee paid:___________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:______________________________________
2)   Form, Schedule or Registration Statement No.:________________
3)   Filing Party:________________________________________
4)   Date Filed:__________________________________________

                     BUYERSONLINE.COM, INC.
                     14870 Pony Express Road
                      Bluffdale, Utah 84065

                 ANNUAL MEETING OF STOCKHOLDERS
                          June 13, 2001

                   PROXY STATEMENT AND NOTICE
                     SOLICITATION OF PROXIES

     The Annual Meeting of the Stockholders of BuyersOnline.com, Inc., a Delaware corporation, will be held at 10:00 a.m., on June 13, 2001, at 14870 Pony Express Road, Bluffdale, Utah. The Board of Directors of BuyersOnline is soliciting the enclosed proxy for use at the Annual Meeting and at any adjournment thereof.

     The purpose of the Annual Meeting is to propose and vote on the following items:

     (1)  Election of Theodore Stern, Gary Smith, Edward Dallin
          Bagley, Steve Barnett, and Steven Scott as Directors of
          BuyersOnline to serve for a term of one year and until their successors are duly elected and qualified;

     (2) Approve an amendment to the Certificate of Incorporation of the Company to change our name to "BuyersOnline, Inc.";

     (3) Ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for 2001; and

     (4) All other business as may properly come before the Annual Meeting or any adjournments thereof.

     Please sign your name exactly as it appears on the proxy.
If you receive more than one proxy because of shares registered in different names or addresses, you must complete and return each proxy in order to vote all shares that you hold.

     All proxies will be voted as specified. In the absence of specific instructions, your proxy will be voted FOR proposal (1),
(2) and (3). Proxies will be voted in the discretion of the proxy holder on any other business coming before the Annual Meeting, including any stockholder proposal or other matter not included in this proxy statement of which BuyersOnline did not receive notice prior to March 30, 2001.

     You may revoke your proxy by delivering a written notice of revocation to the Corporate Secretary of BuyersOnline at any time prior to the Annual Meeting, by executing a later-dated proxy with respect to the same shares, or by attending the Annual Meeting and voting in person.

     Proxies will be solicited primarily by mail, but may also include telephone, telegraph, or oral communication by officers or regular employees. Officers and employees will receive no additional compensation for soliciting proxies. All costs of soliciting proxies will be borne by BuyersOnline.

     This Proxy Statement serves as notice of the Annual Meeting, a description of the proposals to be addressed at the Annual Meeting, and a source of information on BuyersOnline and its management. The approximate mailing date of the Proxy Statement and Proxy to stockholders is May 14, 2001.

OUTSTANDING SHARES AND VOTING RIGHTS

     Record Date. Stockholders of record at the close of business on April 25, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Shares Outstanding. As of April 25, 2001, a total of 4,353,081 shares of the Company's common stock were outstanding and entitled to vote at the Annual Meeting. As of the Record Date, the Company had two classes of preferred stock outstanding, Series A Convertible Preferred Stock and Series B convertible Preferred Stock, which are not entitled to vote on any of the matters to be voted upon by stockholders at the Annual Meeting.

     Voting Rights and Procedures. Each outstanding share of common stock is entitled to one vote on all matters submitted to a vote of stockholders. BuyersOnline's Bylaws and Delaware law require the presence, in person or by proxy, of a majority of the outstanding shares entitled to vote to constitute a quorum to convene the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     Stockholder Proposals for the 2002 Annual Meeting.
Proposals from stockholders intended to be included in BuyersOnline's proxy statement for the 2002 Annual Meeting must be received by the Secretary of BuyersOnline on or before January 16, 2002, and may be omitted unless the submitting stockholder meets certain requirements. It is suggested that the proposal be submitted by certified mail, return-receipt requested.

     You may present a proposal at the 2002 Annual Meeting without including the proposal in the 2002 Proxy Statement. However, if we do not receive notice of this proposal on or before March 30, 2002, any proxy returned to BuyersOnline conferring discretionary authority to vote may be voted at the proxy holder's discretion on the proposal.

                      ELECTION OF DIRECTORS
                        (PROPOSAL NO. 1)

     At the Annual Meeting, all Directors of BuyersOnline will be elected to serve until the annual meeting of stockholders in the year 2002. First Level Capital, Inc., the placement agent for our 1999 offering of Series A Convertible Preferred Stock, is entitled until June 25, 2001, to designate two persons as nominees for election to the Board of Directors pursuant to the sales agent agreement with BuyersOnline. Theodore Stern and Steve Barnett are the designated nominees of First Level Capital. The Board of Directors nominates for election as Directors:

     Theodore Stern     Gary Smith       Edward Dallin Bagley
     Steve Barnett      Steven Scott

     Set forth below under the caption "DIRECTORS AND EXECUTIVE OFFICERS", is information on the age, presently held positions with BuyersOnline, principal occupation now and for the past five years, other directorships in public companies, and tenure of service with BuyersOnline as a Director for each of the nominees.

Vote and Recommendation

     Each Director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Board of Directors.

The Board Recommends a Vote "FOR" The Nominees

                      PROPOSED NAME CHANGE
                        (PROPOSAL NO. 2)

     On March 21, 2001, the board of directors adopted a resolution to approve an amendment to the BuyersOnlin's certificate of incorporation to change its name to "BuyersOnline, Inc." The name change was approved by the Board of Directors to more closely us with our advertising and promotional activities, which are all conducted under the name "BuyersOnline." The exact proposal is to amend Article I of the certificate of incorporation by deleting all of Article I and inserting the following provision in lieu thereof:

                         ***************
                            ARTICLE I
                              NAME

     The name of the Corporation is BuyersOnline, Inc.

                         ***************

Vote and Recommendation

     Approval of the amendment to change our name requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Abstentions as to this Proposal 2 will be treated as votes against proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked Proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Amendment.

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                        (PROPOSAL NO. 3)

     The accounting firm of Arthur Andersen LLP has been approved by the Board, upon recommendation by the Audit Committee, to serve as independent auditors of BuyersOnline for 2001, subject to approval by the stockholders by an affirmative vote of a majority of the outstanding shares of our Common Stock represented at the Annual Meeting. Arthur Andersen has served as independent auditors of the Company since 1997. The Company has been advised that neither Arthur Andersen nor any of its members or associates has any relationship with the Company or any of its affiliates, except in the firm's capacity as the Company's independent auditors.

     During 2000, Arthur Andersen audited BuyersOnline's consolidated financial statements, reviewed financial information in filings with the Securities and Exchange Commission, and provided a variety of non-audit services, including tax services and other business advisory services. Fees for services rendered in 2000 by Arthur Andersen are as follows:

     Audit Fees                                   $ 54,446
     Quarterly Review Fees                        $ 14,408
     Financial Information Systems
       Design and Implementation Fees             $    -0-
     All Other Fees                               $  6,590

      Representatives of Arthur Andersen will be present at the Annual Meeting of Stockholders, will be afforded an opportunity to make a statement if they desire, and will be available to respond to appropriate questions from stockholders.

Vote and Recommendation

     The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required to approve the selection of Arthur Andersen to serve as independent auditors of BuyersOnline for 2001. Broker non-votes will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked Proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Ratification of the Appointment of Arthur Andersen LLP.

   SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The table on the following page sets forth as of April 25, 2001, the number and percentage of the outstanding shares of common stock which, according to the information supplied to BuyersOnline, were beneficially owned by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers as a group and (iv) each person who, to the knowledge of BuyersOnline, is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                           Amount and Nature of Beneficial Ownership
                           -----------------------------------------
                                            Common   Conversion   Warrants &    Percent
Name and Address                            Shares    Rights (1)  Options (2)  of Class (3)
                                           --------  -----------  -----------  -----------
Principal stockholder
George Brimhall                               9,271     350,000         -0-        7.6
9211 North Martingale Road
Paradise Valley, AZ 85253

Rod Smith (4)                               275,818         -0-     372,569       13.7
10225 North Oak Creek Lane
Highland, Utah 84003

Karl Malone                                 100,000     500,000     650,000       22.7
139 East South Temple Street, Suite # 240
Salt Lake City, Utah 84111

Jack Harrison                               162,500         -0-     200,000        8.0
2265 East 6595 South
Salt Lake City, Utah 84121

                                4


Officers and directors

Theodore Stern                               83,486     377,500     772,500       22.4
2210 One PPG Place
Pittsburgh, PA 15222

Gary Smith (4)                              337,584         -0-     140,000       10.6
14870 Pony Express Road
Bluffdale, Utah 84065

Edward Dallin Bagley                        387,888     157,500     337,500       18.2
2350 Oakhill Drive
Salt Lake City, Utah 84121

Steve Barnett                                 3,232      20,000     150,000        3.8
666 Dundee Road, Suite 1704
Northbrook, IL 60062

Steven Scott                                    -0-         -0-     560,000        3.8
4525 S. Wasatch Blvd., Suite 302
Salt Lake city, UT 84124

G. Douglas Smith (4)                         60,285         -0-     288,914        7.5
14870 Pony Express Road
Bluffdale, Utah 84065

Paul Jarman                                  46,352         -0-     266,798        6.8
14870 Pony Express Road
Bluffdale, Utah 84065

All Executive officers and
  Directors as a Group (7 persons)          918,827     555,000   2,515,712       53.8

(1) These figures represent shares issuable on exercise of outstanding convertible securities. George Brimhall is the holder of a promissory note in the principal amount of $1,050,000, which is convertible to 350,000 shares of common stock. The remaining persons with figures in this column hold Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, which is non-voting but is presently convertible to voting common stock.

(2) These figures represent options and warrants that are vested or will vest within 60 days from the date as of which information is presented in the table.

(3) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his options or conversion rights, and percentage ownership of all officers and directors as a group assuming all purchase and conversion rights held by such individuals are exercised.

(4)  Gary Smith is the father of Rod Smith and G. Douglas Smith.

                DIRECTORS AND EXECUTIVE OFFICERS

Directors and Officers

     The following table sets forth the names, ages, and positions with BuyersOnline for each of the directors and officers.

Name                 Age  Positions (1)                   Since

Theodore Stern       70   Chairman  of the Board, Chief    1999
                          Executive Officer and Director

Gary Smith           62   Director                         1999

Edward Dallin Bagley 61   Director                         1999

Steve Barnett        58   Director                         2000

Steven Scott         52   Director                         2000

G. Douglas Smith     30   Executive Vice President         1997

Paul Jarman          30   Treasurer, Secretary and         1997
                          Executive Vice President

     All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualify.
Officers serve at the discretion of the Board of Directors.

     The following is information on the business experience of each director and officer.

     Theodore Stern retired as senior executive vice president and member of the board of directors of Westinghouse Electric Corporation at the end of 1992, after 34 years of service in a variety of positions with that company. After retiring form Westinghouse Electric, Mr. Stern served as vice chairman of the board of directors of Superconductivity, Inc., of Madison, Wisconsin, a small technology company, until it was acquired in April 1997. Mr. Stern currently is a member of the board of directors of Northern Power Systems of Waitsfield, Vermont, a manufacturer of renewable generation systems. Mr. Stern is also self-employed as a consultant to manufacturing companies.

     Gary Smith was the founder, majority owner and former President of HealthRider, Inc. From 1991 until sale of the business in 1997, he managed and directed every phase of business and sales operations at HealthRider. From 1997 to the present, Mr. Smith has been self-employed as a business consultant and advisor.

     Edward Dallin Bagley has been self-employed as an investment and financial consultant for the past five years. He is currently a director of Tunex International, Inc., Gentner
Communications, and NESCO Corp.

     Steve Barnett has been self-employed for the past five years as a consultant to manufacturing and distribution companies on improving operations and business restructuring. He has continued to purchase and manage privately held manufacturing companies, as well as serving on the boards of non-owned private companies in connection with his consulting services. Since 1990, Mr. Barnett has been a Director of Chicago's Jewish Federation and Jewish United Fund and a Vice Chairman of the Board of Directors since 1997. Currently, he is a member of the JF/JUF Executive and Overall Planning & Allocations Committees.

      Steven Scott co-founded American Telecast Corp. with a partner in 1976, which is engaged in the business of developing television marketing campaigns for products and services. Mr. Scott is the winner of seven NIMA awards and two PLAY awards for best "Program Length Advertisements" from 1992 to 1998 by the two trade organizations in direct response television marketing.

     G. Douglas Smith joined BuyersOnline in April 1997, and is responsible for all aspects of marketing, including brand strategy, advertising, promotions, corporate communication, and product development. For six years prior to April 1997, Mr. Smith served first as the Director of Media and then Senior Vice President of HealthRider, Inc., an exercise equipment company based in Salt Lake City, Utah. At HealthRider Mr. Smith was responsible for infomercial marketing, which was the primary sales strategy for HealthRider products.

     Paul Jarman became employed by BuyersOnline in April 1997, and is responsible for all facets of operations. He also comes to BuyersOnline from HealthRider, where he was employed from March 1994 to August 1996, first as Texas Regional Manager for 15 retail locations, then Western Area Manager in charge of 95 retail locations, and finally Acting Director of Retail Operations managing 250 retail locations. In August 1996, Mr. Jarman moved to HealthRider's marketing department as the Director of New Product Development, where he served until April 1997.

Board Meetings and Committees/Compensation

     The Board of Directors met six times during the year ended December 31, 2000. All directors attended at least 75% of the meetings of the Board of Directors. In April 2000, the Board formed the Compensation Committee, the members of which include Steve Barnett, Edward Dallin Bagley and Gary Smith. The Compensation Committee considers salary and benefit matters for the executive officers and key personnel of the Company. The Compensation Committee met three times in 2000, and all director members of the committee attended at least 75% of the meetings. In April 2000, the Board also formed the Audit Committee, the members of which are presently Steve Barnett, Edward Dallin Bagley, and Steven Scott. The Audit Committee is responsible for financial reporting matters, internal controls, and compliance with financial polices of the Company, and meets with the Company's auditors when appropriate. The Audit Committee met one time in 2000, and all director members of the committee attended the meeting.

     In April 2000, the Board of directors granted to each of the outside Directors, including Theodore Stern, Gary Smith, Edward Dallin Bagley, Steve Barnett, and Steven Scott options to purchase 25,000 shares of common stock at an exercise price of $5.0625 per share exercisable over a term of five years. These options were issued in consideration of services rendered and to be rendered during the year 2000. At the same time the Board of Directors also granted to Theodore Stern, Gary Smith, and Edward Dallin Bagley options to purchase 12,500 shares of common stock at an exercise price of $5.0625 per share exercisable over a term of five years for services rendered as Directors in 1999. Theodore Stern was granted an additional option to purchase 15,000 shares of common stock at an exercise price of $5.0625 per share exercisable over a term of five years in consideration for services to be rendered as Chairman of the Board.

Audit Committee Report

     The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of BuyersOnline's internal financial controls. The Audit Committee is comprised of three members who are independent directors under the rules adopted by the National Association of Securities Dealers, Inc. The Board of Directors has not adopted a charter for the Audit Committee.

     Management is responsible for BuyersOnline's internal controls and the financial reporting process. Arthur Andersen LLP, our independent accounting firm, is responsible for performing an independent audit of BuyersOnline's consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the financial statements. The Audit Committee's responsibility is to monitor these processes through review and discussion with management and representatives of Arthur Andersen.

     The Committee has discussed with Arthur Andersen the overall scope and plans for the independent audit. Management represented to the Audit Committee that BuyersOnline's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the audited financial statements included Arthur Andersen's judgments about the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the accuracy and adequacy of disclosures in the financial statements.
The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61,
Communications with Audit Committees, as amended by SAS No. 90,
Audit Committee Communications.

     Arthur Andersen provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed Arthur Andersen's independence with management and representatives of Arthur Andersen, and has satisfied itself as to the independence of Arthur Andersen.

     Based on the Audit Committee's discussions with management and representatives of Arthur Andersen and the Audit Committee's review of the representations of management and the report of Arthur Andersen, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in BuyersOnline's Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                              Audit Committee

                                   Steve Barnett
                                   Edward Dallin Bagley
                                   Steven Scott

Section 16(a) Filing Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of BuyersOnline and persons who own more than ten percent of a registered class of BuyersOnline's equity securities to file reports of ownership and changes in their ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission, and forward copies of such filings to BuyersOnline. Based on the copies of filings received by BuyersOnline, during the most recent fiscal year the directors, officers, and beneficial owners of more than ten percent of the equity securities of BuyersOnline registered pursuant to Section 12 of the Exchange Act have filed on a timely basis all required Forms 3, 4, and 5 and any amendments thereto, except Rod Smith who failed to file on a timely basis two reports on Form 4 pertaining to three transactions, Gary Smith who failed to file on a timely basis three reports on Form 4 pertaining to six transactions, Paul Jarman who failed to file on a timely basis one report on Form 4 pertaining to one transaction, Edward Dallin Bagley who failed to file on a timely basis one report on Form 4 pertaining to two transactions, and Steve Barnett who failed to file on a timely basis one report on Form 4 pertaining to one transactions.

                     EXECUTIVE COMPENSATION

Annual Compensation

     The table on the following page sets forth certain information regarding the annual and long-term compensation for services in all capacities to BuyersOnline for the prior fiscal years ended December 31, 2000, 1999, and 1998, of those persons who were either (i) the chief executive officer during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

                                       Annual          Long Term
                                    Compensation     Compensation
                                    ------------     ------------
                                                      Securities
                                                      Underlying           All Other
Name and Principal Position   Year    Salary ($)    Options/SARs (#)    Compensation ($)
                              ----    ---------     ---------------     ---------------
Theodore Stern                2000         -0-          52,500              $22,400
  Chairman, Chief             1999         -0-             -0-                  -0-
  Executive Officer           1998         -0-             -0-                  -0-

G. Douglas Smith              2000    $113,215         200,000                  -0-
  Executive Vice President    1999     $72,725          81,320                  -0-
                              1998     $50,306             -0-                  -0-

Paul Jarman                   2000    $113,215         200,000                  -0-
  Executive Vice President    1999     $77,327             -0-                  -0-
                              1998     $48,785          87,015                  -0-

Stock Options

      The following table sets forth certain information with respect to grants of stock options during 2000 to the Named
Executive Officers.

                                                   % of Total
                                    Number of     Options/SARs
                                    Securities     Granted to
                                    Underlying    Employees in       Exercise or       Expiration
Name and Principal Position      Options Granted   Fiscal Year    Base Price ($/Sh)       Date
                                 ---------------  ------------    ----------------     ----------
Theodore Stern                       52,500           3.4               $5.06          April 2005
  Chairman, Chief
  Executive Officer

G. Douglas Smith                    200,000          12.8               $3.25          September
  Executive Vice President                                                                2005

Paul Jarman                         200,000          12.8               $3.25          September
  Executive Vice President                                                                2005

      The  following  table sets forth certain  information  with respect  to  unexercised  options held  by  the  Named  Executive
Officers.   No  outstanding options held by the  Named  Executive
Officers were exercised in 2000.

                                   Number of Securities            Value of Unexercised
                              Underlying Unexercised Options       In-the-Money Options
                                   at Fiscal YearEnd (#)         At Fiscal Year End ($)(1)
Name and Principal Position     Exercisable/Unexercisable        Exercisable/Unexercisable
Theodore Stern                        52,500/ -0-                       -0-/ -0-
  Chairman, Chief
  Executive Officer

G. Douglas Smith                     288,914/ 150,000                   -0-/ -0-
    Executive Vice President

Paul Jarman                          266,798/ 150,000                   -0-/ -0-
    Executive Vice President

___________________________________________

(1) This value is determined on the basis of the difference between the fair market value of the securities underlying the options and the exercise price at December 31, 2000. The fair market value of BuyersOnline's common stock at December 31, 2000, is determined by the last sale price on that date, which was $0.97 per share.

Description of Long Term Stock Incentive Plan

     The purpose of the Long Term Stock Incentive Plan is to provide directors, officers, employees, and consultants with additional incentives by increasing their ownership interests in BuyersOnline. Directors, officers, and other employees of BuyersOnline and its subsidiaries are eligible to participate in the plan. In addition, awards may be granted to consultants providing valuable services to BuyersOnline. As of December 31, 2000, BuyersOnline and its affiliates employed approximately 83 individuals who are eligible to participate in the plan. A committee of the board or the entire board grants awards under the plan. Awards may include incentive stock options, non-qualified stock options, stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, performance units, or cash awards.

     The committee or the Board of Directors has discretion to determine the terms of a plan award, including the type of award, number of shares or units covered by the award, option price, term, vesting schedule, and post-termination exercise period or payment. Notwithstanding this discretion: (i) the number of shares subject to an award granted to any individual in any calendar year may not exceed 100,000 shares; (ii) the option price per share of common stock may not be less than 100 percent of the fair market value of such share at the time of grant or less than 110% of the fair market value of such shares if the option is an incentive stock option granted to a stockholder owning more than 10% of the combined voting power of all classes of the stock of BuyersOnline (a "10% stockholder"); and (iii) the term of any incentive stock option may not exceed 10 years, or five years if the option is granted to a 10% stockholder. As of December 31, 2000, awards in the form of stock options to purchase a total of 572,451 shares were outstanding under the plan.

     A maximum of 1,200,000 shares of common stock may be subject to outstanding awards, determined immediately after the grant of any award under the plan. Shares of common stock, which are attributable to awards that have expired, terminated, or been canceled or forfeited during any calendar year, are available for issuance or use in connection with future awards.

     The plan was effective March 11, 1999, and is not limited in duration. No incentive stock option may be granted more than 10 years after the effective date. The Plan may be amended by the Board of Directors without the consent of the stockholders, except that stockholder approval is required for any amendment that materially increases the aggregate number of shares of stock that may be issued under the plan or materially modifies the requirements as to eligibility for participation in the plan.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The following discussion includes certain relationships and related transactions that occurred during BuyersOnline's fiscal year ended December 31, 2000.

     In October 2000, the Board approved a consulting agreement with Theodore Stern, Chairman of the Board of Directors. Under the agreement Mr. Stern receives a monthly fee of $6,000 plus expense reimbursement in connections with duties performed as the Company's Chief Executive Officer. The Board also approved a five-month consulting agreement for Gary Smith, also a member of the Board. In exchange for fund-raising and other services, Mr. Smith receives a monthly fee of $5,000. For the year ended December 31, 2000, Messrs. Stern and Smith earned, $22,400 and $12,500 in fees, respectively. None of the fees have yet been paid, pending successful fund-raising efforts. As a result, these amounts were owed to these Directors as of December 31, 2000.

     During the first part of 2000, Steve Barnett was engaged as an outside consultant before becoming a director. BuyersOnline incurred $24,500 in fees billed by Mr. Barnett, of which $8,300 remained unpaid at December 31, 2000.

     From May through August 2000, certain directors loaned funds to BuyersOnline as bridge financing for our working capital needs. In consideration for making the loans, BuyersOnline issued to the directors warrants to purchase common stock at an exercise price between $2.00 and $2.50 exercisable for a term of five years. The following table summarizes the loan transactions between the Company and the directors.

                                                 Annual
                     Principal                  Interest  Number of
Name                  Amount     Maturity Date    Rate     Warrants

Theodore Stern       $200,000   June 30, 2001     14%       100,000
                     $175,000   July 31, 2000     18%        87,500
                     $ 50,000   August 31, 2000   18%        25,000

Edward Dallin Bagley $200,000   June 30,2001      14%       100,000
                     $75,000    July 31, 2000     18%        37,500


     All of the foregoing loans were subsequently exchanged in October 2000, for Series B Convertible Preferred Stock and common stock purchase warrants of BuyersOnline. Mr. Stern received 42,500 shares of Series B Convertible Preferred Stock and 212,500 warrants to purchase common stock at a price of $2.50 per share that expire December 31, 2002. Mr. Bagley received 27,500 shares of Series B Convertible Preferred Stock and warrants to purchase 137,500 shares of common stock at an exercise price of $2.50 per share that expire December 31, 2002.

     Mr. Stern also loaned BuyersOnline $100,000 in December 2000. We issued a promissory note payable on demand accruing interest at 12 percent secured by our accounts receivable. If the note was not paid by February 1, 2001, 10,000 shares of common stock were to be issued in consideration of the none payment. The note was not repaid at that time, the 10,000 shares were issued to Mr. Stern, and the note remains an outstanding obligation.

                           FORM 10-KSB

Upon written request, the Company will provide to stockholders, without charge, a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission. Requests should be directed to Paul Jarman, Executive Vice President, BuyersOnline, Inc., 14870 Pony Express Road, Bluffdale, Utah 84065. This Report is also available from the Commission's Internet web site, http://www.sec.gov.

                          OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

     Please sign the enclosed proxy and return it in the enclosed return envelope.

Dated:  May 14, 2001

                         [Form of Proxy]

                      BUYERSONLINE.COM, INC.
                     14870 Pony Express Road
                      Bluffdale, Utah 84065

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Theodore Stern and Paul Jarman as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of BuyersOnline.com, Inc. (the "Company") held of record by the undersigned on April 25, 2001, at the Annual Meeting of Stockholders to be held on June 13, 2001, and at any adjournment or postponement thereof.

Proposal No. 1 The election of each of the following persons as directors of the Company

  (1)  Theodore Stern   (2)  Gary Smith   (3)  Edward Dallin Bagley
  (4)  Steve Barnett    (5)  Steven Scott

     [ ]    For  all nominees
     [ ]    Withhold all nominees
     [ ]    Withhold authority to vote for any individual nominee.
              Write number(s) of nominee(s) _______

Proposal No. 2 Approve the amendment to the Certificate of Incorporation of the Company to change the name of the Company to "BuyersOnline, Inc."

     [ ]    For              [ ]    Against          [ ]    Abstain

Proposal No. 3 Ratification of the appointment of Arthur Andersen
     LLP as independent auditors

     [ ]    For              [ ]    Against          [ ]    Abstain

Note The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2, and 3.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby expressly revoked.


                     Dated:________________________________, 2001

                       __________________________________________

                       __________________________________________

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card using the enclosed envelope. If your address is incorrectly shown, please print changes.